Exhibit 99.1
Samsara Reports Record Fourth Quarter and Full Fiscal Year 2022 Financial Results
•Q4 revenue of $125.8 million, representing 66% year-over-year growth
•Ending ARR of $558.1 million, representing 64% year-over-year growth
•806 customers with ARR over $100,000, up 78% year-over-year
SAN FRANCISCO, March 2, 2022 — Samsara Inc. (NYSE: IOT), the pioneer of the Connected Operations Cloud, reported record financial results for the fourth quarter and fiscal year ended January 29, 2022, and released a shareholder letter accessible from the Samsara investor relations website at investors.samsara.com.
“We achieved significant milestones in the fourth quarter, including becoming a publicly listed company. We ended the year with over half a billion in ARR, while growing 64% year-over-year, which capped off a very successful year for the company,” said Sanjit Biswas, co-founder and CEO of Samsara. “To match our customer demand, we grew headcount nearly 30% in fiscal 2022 and ended the year with over 1,600 Samsarians globally. As the world of physical operations continues to digitize, Samsara is well-positioned to capitalize on this tremendous market opportunity.”
Fourth Quarter Fiscal 2022 Financial Highlights
(In millions, except percentage, percentage points, and per share data)

	Q4 2022	Q4 2021	Y/Y Change
Annual Recurring Revenue (ARR)	$558.1	$341.2	64%
Total revenue	$125.8	$75.9	66%
GAAP gross profit	$87.0	$54.7	$32.3
GAAP gross margin	69%	72%	(3	pts)
Non-GAAP gross profit	$93.4	$54.7	$38.7
Non-GAAP gross margin	74%	72%	2	pts
GAAP operating loss	$(251.7)	$(35.3)	$(216.4)
GAAP operating margin	(200%)	(47%)	(153	pts)
Non-GAAP operating loss	$(17.5)	$(31.5)	$14.0
Non-GAAP operating margin	(14%)	(41%)	27	pts
GAAP net loss per share	$(0.68)	$(0.15)	$(0.53)
Non-GAAP net loss per share	$(0.05)	$(0.13)	$0.08
Net cash used in operating activities	$(48.3)	$(33.5)	$(14.8)
Adjusted free cash flow	$(50.2)	$(35.7)	$(14.5)
Adjusted free cash flow margin	(40%)	(47%)	7	pts

Fiscal 2022 Financial Highlights
(In millions, except percentage, percentage points, and per share data)

	FY 2022	FY 2021	Y/Y Change
Annual Recurring Revenue (ARR)	$558.1	$341.2	64%
Total revenue	$428.3	$249.9	71%
GAAP gross profit	$303.9	$174.5	$129.4
GAAP gross margin	71%	70%	1	pt
Non-GAAP gross profit	$310.2	$174.5	$135.7
Non-GAAP gross margin	72%	70%	2	pts
GAAP operating loss	$(353.8)	$(209.5)	$(144.3)
GAAP operating margin	(83%)	(84%)	1	pt
Non-GAAP operating loss	$(114.1)	$(177.1)	$63.0
Non-GAAP operating margin	(27%)	(71%)	44	pts
GAAP net loss per share	$(1.28)	$(0.92)	$(0.36)
Non-GAAP net loss per share	$(0.42)	$(0.78)	$0.36
Net cash used in operating activities	$(171.5)	$(171.8)	$0.3
Adjusted free cash flow	$(179.7)	$(189.6)	$9.9
Adjusted free cash flow margin	(42%)	(76%)	34	pts
GAAP financials include the one-time impact of $191.5 million of stock-based compensation expense in connection with Samsara’s initial public offering in Q4.
We report non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. See the section titled “Use of Non-GAAP Financial Measures” for an explanation of non-GAAP financial measures and the tables in the section titled “Reconciliation Between GAAP and Non-GAAP Financial Measures” for a reconciliation of GAAP to non-GAAP financial measures.
Financial Outlook
Our guidance includes GAAP and non-GAAP financial measures. For the first quarter and fiscal year 2023, Samsara expects the following:

	Q1 2023 Outlook	FY 2023 Outlook
Total revenue	$130 million - $132 million	$568 million - $578 million
Non-GAAP operating margin	(25%)	(22%)
Non-GAAP net loss per share	($0.07) - ($0.08)	($0.25) - ($0.27)
A reconciliation of non-GAAP guidance financial measures to corresponding GAAP guidance financial measures is not available on a forward-looking basis without unreasonable effort due to the uncertainty and potential variability of expenses, such as stock-based compensation expense-related charges, that may be incurred in the future and cannot be reasonably determined or predicted at this time. It is important to note that these factors could be material to our results of operations computed in accordance with GAAP.
About Samsara
Samsara is the pioneer of the Connected Operations Cloud, which allows businesses that depend on physical operations to harness IoT (Internet of Things) data to develop actionable business insights and improve their operations. Samsara operates in North America and Europe and serves tens of thousands of customers across a wide range of industries including transportation, wholesale and retail trade, construction, field services, logistics, utilities and energy, government, healthcare and education, manufacturing, and food and beverage. The company’s mission is to increase the safety, efficiency, and sustainability of the operations that power the global economy.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements may relate to, but are not limited to, expectations of future operating results or financial performance, the calculation of certain of our key financial and operating metrics, our market opportunity, industry developments and trends, and our competitive position, as well as assumptions relating to the foregoing.
Forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified and could cause actual results and events to differ. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or the negative of these terms or other comparable expressions that concern our expectations, strategy, plans or intentions. You should not put undue reliance on any forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this press release may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.
These risks and uncertainties include our ability to retain customers and expand the Applications used by our customers, our ability to attract new customers, our future financial performance, including trends in revenue and annual recurring revenue, net retention rate, costs of revenue, gross profit or gross margin, operating expenses, customer counts, non-GAAP financial measures (such as non-GAAP gross margin, non-GAAP operating margin, and adjusted free cash flow margin), our ability to achieve or maintain profitability, the demand for our products or for solutions for connected operations in general, the ongoing COVID-19 pandemic, possible harm caused by silicon component shortages, possible harm caused by a security breach or other incident affecting our or our customers’ assets or data, our ability to compete successfully in competitive markets, our ability to respond to rapid technological changes, and our ability to continue to innovate and develop new Applications. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in our Prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b)(4). Additional information will also be set forth in our Annual Report on Form 10-K for the fiscal year ended January 29, 2022.
Except as required by law, we do not undertake any obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Use of Non-GAAP Financial Measures
This document includes certain non-GAAP financial measures. Reconciliations of non-GAAP financial measures to our financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data.
Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as substitutes for financial information presented under GAAP. There are a number of limitations related to the use of non-GAAP financial measures versus comparable financial measures determined under GAAP. For example, other companies in our industry may calculate these non-GAAP financial measures differently or may use other measures to evaluate their performance. In addition, adjusted free cash flow does not reflect our future contractual commitments or the total increase or decrease of our cash balance for a given period. All of these limitations could reduce the usefulness of these non-GAAP financial measures as analytical tools. Investors are encouraged to review the related GAAP financial measures and the reconciliations of these non-GAAP financial measures to their most directly comparable GAAP financial measures and to not rely on any single financial measure to evaluate our business.
We present these non-GAAP financial measures to assist investors in seeing Samsara’s operating results through the eyes of management, and because we believe that these measures provide an additional tool for investors to evaluate our business.

Expenses Excluded from Non-GAAP Measures—Stock-based compensation expense is excluded primarily because it is a non-cash expense that management believes is not reflective of our ongoing operational performance. Employer taxes on employee equity transactions, which is a cash expense, is excluded because such taxes are tied to the timing and size of the vesting of the underlying equity awards and the price of our common stock at the time of vesting, which may vary from period to period independent of the operating performance of our business. Lease modification, impairment, and related charges, as well as restructuring and related charges, are excluded because such charges are not reflective of our ongoing operational performance.
Operating Metrics and Non-GAAP Financial Measures
Annual Recurring Revenue—We define ARR as the annualized value of subscription contracts that have commenced revenue recognition as of the measurement date.
Non-GAAP Gross Profit and Non-GAAP Gross Margin—We define non-GAAP gross profit as gross profit plus stock-based compensation expense-related charges, including employer taxes on employee equity transactions, included in cost of revenue. Non-GAAP gross margin is defined as non-GAAP gross profit as a percentage of total revenue. We use non-GAAP gross profit and non-GAAP gross margin in conjunction with traditional GAAP measures to evaluate our financial performance. We believe that non-GAAP gross profit and non-GAAP gross margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations.
Non-GAAP Loss from Operations and Non-GAAP Operating Margin—We define non-GAAP loss from operations, or non-GAAP operating loss, as loss from operations plus stock-based compensation expense-related charges, including employer taxes on employee equity transactions, lease modification, impairment, and related charges, and restructuring and related charges. Non-GAAP operating margin is defined as non-GAAP operating loss as a percentage of total revenue. We use non-GAAP loss from operations and non-GAAP operating margin in conjunction with traditional GAAP measures to evaluate our financial performance. We believe that non-GAAP loss from operations and non-GAAP operating margin provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations.
Non-GAAP Net Loss and Non-GAAP Net Loss per Share—We define non-GAAP net loss and non-GAAP net loss per share as net loss and net loss per share excluding stock-based compensation expense-related charges, including employer taxes on employee equity transactions, lease modification, impairment, and related charges, and restructuring and related charges. Non-GAAP net loss per share also adds back expense relating to the deemed dividend on Series F convertible preferred stock. We use non-GAAP net loss and non-GAAP net loss per share in conjunction with traditional GAAP measures to evaluate our financial performance. We believe that non-GAAP net loss and non-GAAP net loss per share provide our management and investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of operations.
Adjusted Free Cash Flow and Adjusted Free Cash Flow Margin—We define adjusted free cash flow as net cash used in operating activities less cash used for purchases of property and equipment, plus non-recurring capital expenditures associated with the build-out of our corporate office facilities in San Francisco, net of tenant allowances. Adjusted free cash flow margin is calculated as adjusted free cash flow as a percentage of total revenue. We believe that adjusted free cash flow and adjusted free cash flow margin, even if negative, are useful in evaluating liquidity and provide information to management and investors about our ability to fund future operating needs and strategic initiatives.

Webcast Information and Shareholder Letter
An investor presentation and accompanying shareholder letter is accessible from the Samsara investor relations website at https://investors.samsara.com/. Samsara will host a live webcast to discuss the results at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time) today. The live webcast may be accessed at https://investors.samsara.com/. Following the webcast, a replay will be accessible from the same website.
Investor Contact:
Mike Chang
ir@samsara.com
Media Contact:
Adam Simons
media@samsara.com

SAMSARA INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)
(Unaudited)

	As of
	January 29, 2022	January 30, 2021
Assets
Current assets:
Cash and cash equivalents	$921,218	$399,887
Accounts receivable, net	81,987	42,248
Inventories	33,067	13,674
Connected device costs, current	52,519	26,059
Other current assets	11,376	9,321
Total current assets	1,100,167	491,189
Restricted cash	23,092	34,422
Property and equipment, net	36,772	57,655
Operating lease right-of-use assets	134,427	133,121
Connected device costs, non-current	141,292	81,459
Deferred commissions	117,757	86,937
Other assets, non-current	14,422	1,850
Total assets	$1,567,929	$886,633
Liabilities, convertible preferred stock, and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$54,705	$19,400
Accrued expenses and other current liabilities	31,835	14,571
Accrued compensation and benefits	27,107	12,549
Deferred revenue, current	203,185	143,109
Operating lease liabilities, current	21,447	22,313
Total current liabilities	338,279	211,942
Deferred revenue, non-current	110,501	106,463
Operating lease liabilities, non-current	123,513	150,961
Other liabilities, non-current	6,689	1,003
Total liabilities	578,982	470,369
Commitments and contingencies
Convertible preferred stock	—	949,067
Stockholders’ equity (deficit):
Preferred stock	—	—
Class A common stock	6	—
Class B common stock	23	1
Class C common stock	—	—
Additional paid-in capital	1,909,964	33,122
Accumulated other comprehensive loss	(96)	—
Accumulated deficit	(920,950)	(565,926)
Total stockholders’ equity (deficit)	988,947	(532,803)
Total liabilities, convertible preferred stock, and stockholders’ equity (deficit)	$1,567,929	$886,633

SAMSARA INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended		Fiscal Year Ended
	January 29, 2022	January 30, 2021	January 29, 2022	January 30, 2021
Revenue	$125,752	$75,934	$428,345	$249,905
Cost of revenue	38,706	21,206	124,484	75,393
Gross profit	87,046	54,728	303,861	174,512
Operating expenses
Research and development (1)	126,457	20,180	205,125	99,738
Sales and marketing (1)	124,640	45,913	291,209	202,262
General and administrative (1)	87,686	23,925	159,843	75,223
Lease modification, impairment, and related charges	—	—	1,532	—
Restructuring and related charges	—	—	—	6,768
Total operating expenses	338,783	90,018	657,709	383,991
Loss from operations	(251,737)	(35,290)	(353,848)	(209,479)
Interest income and other income (expense), net	(243)	(870)	(2)	(642)
Loss before provision for income taxes	(251,980)	(36,160)	(353,850)	(210,121)
Provision for income taxes	787	21	1,174	87
Net loss	$(252,767)	$(36,181)	$(355,024)	$(210,208)
Other comprehensive loss, net of taxes:
Change in foreign currency translation adjustment	(142)	—	(96)	—
Comprehensive loss	$(252,909)	$(36,181)	$(355,120)	$(210,208)
Basic and diluted net loss per share:
Net loss per share attributable to our common stockholders, basic and diluted	$(0.68)	$(0.15)	$(1.28)	$(0.92)
Weighted-average shares used in computing net loss per share attributable to our common stockholders, basic and diluted	371,784,585	242,699,187	277,543,471	239,281,696
__________
(1)Excludes accelerated depreciation expense in connection with the lease modification in the fiscal year ended January 29, 2022.

SAMSARA INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended		Fiscal Year Ended
	January 29, 2022	January 30, 2021	January 29, 2022	January 30, 2021
Operating activities
Net loss	$(252,767)	$(36,181)	$(355,024)	$(210,208)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	2,171	2,403	10,388	10,738
Stock-based compensation expense	224,735	3,808	228,723	25,564
Bad debt expense	795	3,361	7,422	9,447
Non-cash operating lease costs	375	(1,125)	(824)	6,374
Lease modification, impairment, and related charges	—	—	1,532	—
Other non-cash charges	32	300	32	965
Changes in operating assets and liabilities:
Accounts receivable, net	(23,364)	(5,675)	(47,049)	(14,140)
Inventories	(10,758)	1,763	(19,393)	2,843
Other current assets	393	(1,664)	(1,426)	1,624
Connected device costs	(23,860)	(17,349)	(86,293)	(44,184)
Deferred commissions	(16,051)	(8,582)	(30,821)	(21,327)
Other assets, non-current	(11,388)	(216)	(12,327)	110
Accounts payable and other liabilities	34,458	8,906	69,926	16,250
Deferred revenue	27,176	15,971	64,001	35,160
Operating lease liabilities, net	(252)	756	(348)	9,015
Net cash used in operating activities	(48,305)	(33,524)	(171,481)	(171,769)
Investing activities
Purchase of property and equipment	(9,400)	(2,746)	(19,353)	(32,102)
Investing other	(100)	(100)	(682)	(100)
Net cash used in investing activities	(9,500)	(2,846)	(20,035)	(32,202)
Financing activities
Proceeds from initial public offering, net of underwriting discounts and commissions	846,682	—	846,682	—
Payment of taxes related to net share settlement of equity awards	(141,747)	—	(141,747)	—
Proceeds from issuance of common stock in connection with equity compensation plans	245	1,077	1,210	1,624
Proceeds from early exercise of stock options	2	738	154	753
Repurchase of restricted common stock	—	(50)	(5)	(61)
Proceeds from issuance of Series F convertible preferred stock, net of issuance costs	—	—	—	399,826
Payment of deferred offering costs	(1,945)	—	(4,105)	—
Payment of principal on finance leases	(209)	(168)	(545)	(168)
Net cash provided by financing activities	703,028	1,597	701,644	401,974
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash	(173)	—	(127)	—
Net increase (decrease) in cash, cash equivalents, and restricted cash	645,050	(34,773)	510,001	198,003
Cash, cash equivalents, and restricted cash, beginning of period	299,260	469,082	434,309	236,306
Cash, cash equivalents, and restricted cash, end of period	$944,310	$434,309	$944,310	$434,309

SAMSARA INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL MEASURES
(In thousands, except percentages and per share data)
(Unaudited)

	Three Months Ended		Fiscal Year Ended
	January 29, 2022	January 30, 2021	January 29, 2022	January 30, 2021
Gross profit and gross margin reconciliation
GAAP gross profit	$87,046	$54,728	$303,861	$174,512
Add:
Stock-based compensation expense-related charges (1)	6,334	1	6,344	13
Non-GAAP gross profit	$93,380	$54,729	$310,205	$174,525
GAAP gross margin	69%	72%	71%	70%
Non-GAAP gross margin	74%	72%	72%	70%

Operating loss and operating margin reconciliation
GAAP loss from operations	$(251,737)	$(35,290)	$(353,848)	$(209,479)
Add:
Stock-based compensation expense-related charges (1)	234,250	3,808	238,238	25,564
Lease modification, impairment, and related charges	—	—	1,532	—
Restructuring and related charges	—	—	—	6,768
Non-GAAP loss from operations	$(17,487)	$(31,482)	$(114,078)	$(177,147)
GAAP operating margin	(200)%	(47)%	(83)%	(84)%
Non-GAAP operating margin	(14)%	(41)%	(27)%	(71)%
__________
(1)Stock-based compensation expense-related charges was included in the following line items of our condensed consolidated statements of operations as follows:

	Three Months Ended		Fiscal Year Ended
	January 29, 2022	January 30, 2021	January 29, 2022	January 30, 2021
Cost of revenue	$6,334	$1	$6,344	$13
Research and development	102,299	181	102,849	13,783
Sales and marketing	62,167	253	62,548	6,947
General and administrative	63,450	3,373	66,497	4,821
Total stock-based compensation expense-related charges (2)	$234,250	$3,808	$238,238	$25,564
__________
(2)Stock-based compensation expense-related charges included approximately $9.5 million of employer taxes on employee equity transactions for the three months and fiscal year ended January 29, 2022.

	Three Months Ended		Fiscal Year Ended
	January 29, 2022	January 30, 2021	January 29, 2022	January 30, 2021
GAAP net loss	$(252,767)	$(36,181)	$(355,024)	$(210,208)
Add:
Stock-based compensation expense-related charges	234,250	3,808	238,238	25,564
Lease modification, impairment, and related charges	—	—	1,532	—
Restructuring and related charges	—	—	—	6,768
Non-GAAP net loss	$(18,517)	$(32,373)	$(115,254)	$(177,876)

SAMSARA INC.
RECONCILIATION BETWEEN GAAP AND NON-GAAP FINANCIAL MEASURES
(In thousands, except percentages and per share data)
(Unaudited)

	Three Months Ended		Fiscal Year Ended
	January 29, 2022	January 30, 2021	January 29, 2022	January 30, 2021
GAAP net loss per share attributable to our common stockholders, basic and diluted	$(0.68)	$(0.15)	$(1.28)	$(0.92)
Total impact on net loss per share, basic and diluted, from non-GAAP adjustments	0.63	0.02	0.86	0.14
Non-GAAP net loss per share attributable to our common stockholders, basic and diluted	$(0.05)	$(0.13)	$(0.42)	$(0.78)

	Three Months Ended		Fiscal Year Ended
	January 29, 2022	January 30, 2021	January 29, 2022	January 30, 2021
Net cash used in operating activities	$(48,305)	$(33,524)	$(171,481)	$(171,769)
Add:
Purchase of property and equipment	(9,400)	(2,746)	(19,353)	(32,102)
Less:
Purchase of property and equipment for build-out of corporate office facilities	7,490	541	11,096	14,319
Adjusted free cash flow	$(50,215)	$(35,729)	$(179,738)	$(189,552)
Adjusted free cash flow margin	(40)%	(47)%	(42)%	(76)%